UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act file number 811-05344

WILLIAM BLAIR FUNDS

(Exact name of registrant as specified in charter)

222 WEST ADAMS STREET CHICAGO, IL 60606

(Address of principal executive offices) (Zip code)

Michelle R. Seitz, President, William Blair Funds.

222 West Adams Street

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: October 31

Date of reporting period: July 31

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 ((S)(S) 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Schedule of Investments

William Blair Macro Allocation Fund

Portfolio of Investments, July 31, 2013 (unaudited)

Issuer	Shares or Principal Amount	Value
Exchange-Traded Funds—72.8%
Equity Exchange-Traded Funds—36.6%
Guggenheim China Small Cap ETF(a)	66,000	$1,498,200
Guggenheim Frontier Markets ETF(a)	52,000	826,800
iShares China Large-Cap ETF(a)	45,000	1,541,250
iShares Global Energy ETF(a)	135,000	5,439,150
iShares MSCI EAFE Value ETF(a)	44,000	2,252,360
iShares Russell 1000 Value ETF(a)	165,000	14,491,950
SPDR S&P 500 ETF Trust(a)	108,000	18,215,280
SPDR S&P Emerging Markets Small Cap ETF(a)	286,000	12,767,040
Vanguard FTSE Emerging Markets ETF(a)	38,500	1,504,580
Vanguard FTSE Europe ETF(a)	191,500	9,919,700
Total Equity Exchange-Traded Funds		68,456,310
Fixed Income Exchange-Traded Funds—36.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	208,000	23,820,160
iShares MBS ETF	264,000	27,730,560
SPDR Barclays High Yield Bond ETF(a)	368,000	14,815,680
WisdomTree Emerging Markets Local Debt Fund(a)	31,500	1,498,455
Total Fixed Income Exchange-Traded Funds		67,864,855
Total Exchange-Traded Funds—72.8% (cost $133,855,489)		136,321,165
Common Stock—0.6%
Europe—0.6%
France—0.6%
Schneider Electric S.A. (Electrical equipment)	13,000	1,034,387
Total Common Stocks—0.6% (cost $996,738)		1,034,387
Repurchase Agreement—14.4%
Fixed Income Clearing Corporation, 0.010% dated 7/31/13, due 8/1/13, repurchase price $ 26,929,346 collateralized by U.S. Treasury Note, 1.000%, due 3/31/17	$26,929,338	26,929,338
Total Repurchase Agreement—14.4% (cost $26,929,338)		26,929,338
U.S. Government—10.1%
U.S. Treasury Bill, 0.180%, 8/22/13	100,000	99,989
U.S. Treasury Bill, 0.150%—0.170%, 9/19/13(a) (b)	1,550,000	1,549,659
U.S. Treasury Bill, 0.170%—0.180%, 10/17/13(a) (b)	1,250,000	1,249,538
U.S. Treasury Bill, 0.170%, 11/14/13(a) (b)	1,000,000	999,519

See accompanying Notes to Portfolio of Investments.

William Blair Macro Allocation Fund

Portfolio of Investments, July 31, 2013 (unaudited)

Issuer	Shares/ Principal Amount/ Contracts	Value
U.S. Government—(continued)
U.S. Treasury Bill, 0.130%, 1/9/14(a) (b)	$1,000,000	$999,425
U.S. Treasury Bill, 0.150%, 2/6/14(a) (b)	1,000,000	999,220
U.S. Treasury Bill, 0.133%—0.150%, 3/6/14(a) (b)	2,000,000	1,998,306
U.S. Treasury Bill, 0.130%, 4/3/14(a) (b)	2,000,000	1,998,271
U.S. Treasury Bill, 0.110%, 5/1/14(a) (b)	2,000,000	1,998,408
U.S. Treasury Bill, 0.129%, 5/29/14(a) (b)	2,000,000	1,997,835
U.S. Treasury Bill, 0.144%, 6/26/14(b)	2,500,000	2,496,699
U.S. Treasury Bill, 0.112%, 7/24/14(b)	2,500,000	2,497,223
Total U.S. Government—10.1% (cost $18,884,092)		18,884,092
Purchased Options—1.0%
10 Year U.S. Treasury Note Futures, August 2013, Strike $132, CALL	330	5,156
EURO STOXX 50 Index, October 2013, Strike €2,750, PUT	630	745,927
S&P 500 Index, October 2013, Strike $1,630, PUT	520	1,203,800
Total Purchased Options—1.0% (cost $2,409,764)		1,954,883
Total Investments in Securities—98.9% (cost $183,075,421)		185,123,865
Securities Sold Short—(6.2)%
Exchange-Traded Funds
iShares Russell 1000 Growth ETF	(152,000)	(11,623,440)
Total Securities Sold Short—(6.2)% (proceeds $10,575,721)		(11,623,440)
Cash and other assets, less liabilities—7.3%		13,640,059
Net assets—100.0%		$187,140,484

(a)	Security, or portion of security, is segregated as collateral for securities sold short and swap contracts aggregating a total value of $18,671,954.

(b)	Security, or portion of security, is pledged as collateral to cover initial margin requirements on open futures contracts aggregating a total value of $9,241,941

See accompanying Notes to Portfolio of Investments.

William Blair Macro Allocation Fund

Portfolio of Investments, July 31, 2013 (unaudited)

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency	Current Value	Net Unrealized Appreciation (Depreciation)
Purchased
8/07/13	Australian Dollar	State Street Bank & Trust Company	26,551,000	$23,853,197	$(154,218)
8/07/13	Brazilian Real	State Street Bank & Trust Company	25,057,000	10,965,800	(77,595)
8/07/13	Canadian Dollar	State Street Bank & Trust Company	7,087,000	6,898,740	12,809
8/07/13	Swiss Franc	State Street Bank & Trust Company	31,741,000	34,299,898	59,337
8/07/13	Chinese Yuan Renminbi	State Street Bank & Trust Company	124,430,000	20,290,549	188,508
8/07/13	Czech Koruna	State Street Bank & Trust Company	84,562,000	4,335,596	(19,902)
8/07/13	Danish Krone	State Street Bank & Trust Company	48,001,000	8,565,859	13,800
8/07/13	Euro	State Street Bank & Trust Company	9,081,000	12,081,203	19,819
8/07/13	British Pound Sterling	State Street Bank & Trust Company	11,449,000	17,415,860	(236,109)
8/07/13	Hong Kong Dollar	State Street Bank & Trust Company	35,190,000	4,537,510	1,073
8/07/13	Hungarian Forint	State Street Bank & Trust Company	718,206,000	3,189,845	(4,310)
8/07/13	Indian Rupee	State Street Bank & Trust Company	1,553,585,000	25,499,523	(2,317,882)
8/07/13	Japanese Yen	State Street Bank & Trust Company	1,690,497,000	17,266,488	(43,536)
8/07/13	South Korean Won	State Street Bank & Trust Company	22,331,074,000	19,868,800	(483,734)
8/07/13	Mexican Peso	State Street Bank & Trust Company	106,169,000	8,306,095	(310,018)
8/07/13	Malaysian Ringgit	State Street Bank & Trust Company	32,641,000	10,057,765	(744,961)
8/07/13	New Zealand Dollar	State Street Bank & Trust Company	15,929,000	12,715,898	(19,338)
8/07/13	Polish Zloty	State Street Bank & Trust Company	9,465,000	2,959,963	(10,625)
8/07/13	Singapore Dollar	State Street Bank & Trust Company	6,764,000	5,322,451	657
8/07/13	Taiwan Dollar	State Street Bank & Trust Company	249,704,000	8,327,894	(171,771)
8/07/13	South African Rand	State Street Bank & Trust Company	10,061,000	1,018,746	(2,158)
11/13/13	Chinese Yuan Renminbi	State Street Bank & Trust Company	124,430,000	20,150,771	126,631
11/13/13	British Pound Sterling	State Street Bank & Trust Company	5,547,000	8,432,911	(1,248)
11/13/13	Hong Kong Dollar	State Street Bank & Trust Company	35,190,000	4,539,118	(356)

See accompanying Notes to Portfolio of Investments.

William Blair Macro Allocation Fund

Portfolio of Investments, July 31, 2013 (unaudited)

Forward Foreign Currency Contracts—(continued)

Settlement Date	Deliver/Receive	Counterparty	Local Currency	Current Value	Net Unrealized Appreciation (Depreciation)
Purchased—(continued)
11/13/13	Hungarian Forint	State Street Bank & Trust Company	718,206,000	3,162,615	8,023
11/13/13	Indian Rupee	State Street Bank & Trust Company	1,553,585,000	24,873,202	59,514
11/13/13	South Korean Won	State Street Bank & Trust Company	22,331,074,000	19,773,464	(27,098)
11/13/13	Mexican Peso	State Street Bank & Trust Company	106,169,000	8,231,098	(5,314)
11/13/13	Malaysian Ringgit	State Street Bank & Trust Company	32,641,000	10,004,131	16,981
11/13/13	Polish Zloty	State Street Bank & Trust Company	9,465,000	2,942,304	(5,651)
11/13/13	Taiwan Dollar	State Street Bank & Trust Company	249,704,000	8,339,155	4,576
					$(4,124,096)
Sold
8/07/13	Australian Dollar	State Street Bank & Trust Company	26,551,000	$23,853,197	$2,332,494
8/07/13	Brazilian Real	State Street Bank & Trust Company	25,057,000	10,965,800	1,255,609
8/07/13	Canadian Dollar	State Street Bank & Trust Company	7,087,000	6,898,740	53,635
8/07/13	Swiss Franc	State Street Bank & Trust Company	31,741,000	34,299,899	(518,923)
8/07/13	Chinese Yuan Renminbi	State Street Bank & Trust Company	124,430,000	20,290,549	(161,131)
8/07/13	Czech Koruna	State Street Bank & Trust Company	84,562,000	4,335,596	(53,292)
8/07/13	Danish Krone	State Street Bank & Trust Company	48,001,000	8,565,860	(108,007)
8/07/13	Euro	State Street Bank & Trust Company	9,081,000	12,081,203	(138,948)
8/07/13	British Pound Sterling	State Street Bank & Trust Company	11,449,000	17,415,860	(138,409)
8/07/13	Hong Kong Dollar	State Street Bank & Trust Company	35,190,000	4,537,510	325
8/07/13	Hungarian Forint	State Street Bank & Trust Company	718,206,000	3,189,845	(9,128)
8/07/13	Indian Rupee	State Street Bank & Trust Company	1,553,585,000	25,499,523	(89,235)
8/07/13	Japanese Yen	State Street Bank & Trust Company	1,690,497,000	17,266,488	(219,020)
8/07/13	South Korean Won	State Street Bank & Trust Company	22,331,074,000	19,868,800	27,911
8/07/13	Mexican Peso	State Street Bank & Trust Company	106,169,000	8,306,095	1,339

See accompanying Notes to Portfolio of Investments.

William Blair Macro Allocation Fund

Portfolio of Investments, July 31, 2013 (unaudited)

Forward Foreign Currency Contracts—(continued)

Settlement Date	Deliver/Receive	Counterparty	Local Currency	Current Value	Net Unrealized Appreciation (Depreciation)
Sold—(continued)
8/07/13	Malaysian Ringgit	State Street Bank & Trust Company	32,641,000	$10,057,765	(12,835)
8/07/13	New Zealand Dollar	State Street Bank & Trust Company	15,929,000	12,715,898	435,894
8/07/13	Polish Zloty	State Street Bank & Trust Company	9,465,000	2,959,963	5,262
8/07/13	Singapore Dollar	State Street Bank & Trust Company	6,764,000	5,322,452	143,331
8/07/13	Taiwan Dollar	State Street Bank & Trust Company	249,704,000	8,327,894	(7,201)
8/07/13	South African Rand	State Street Bank & Trust Company	10,061,000	1,018,745	(12,726)
11/13/13	Australian Dollar	State Street Bank & Trust Company	26,551,000	23,697,367	155,786
11/13/13	Brazilian Real	State Street Bank & Trust Company	6,375,000	2,732,144	(782)
11/13/13	Canadian Dollar	State Street Bank & Trust Company	7,087,000	6,882,266	(12,888)
11/13/13	Swiss Franc	State Street Bank & Trust Company	31,741,000	34,331,461	(60,585)
11/13/13	Czech Koruna	State Street Bank & Trust Company	84,562,000	4,337,660	19,634
11/13/13	Danish Krone	State Street Bank & Trust Company	48,001,000	8,574,996	(14,350)
11/13/13	Euro	State Street Bank & Trust Company	9,081,000	12,085,740	(20,088)
11/13/13	Japanese Yen	State Street Bank & Trust Company	1,690,497,000	17,276,555	42,691
11/13/13	New Zealand Dollar	State Street Bank & Trust Company	15,929,000	12,627,765	20,339
11/13/13	Singapore Dollar	State Street Bank & Trust Company	6,764,000	5,322,902	(857)
11/13/13	South African Rand	State Street Bank & Trust Company	10,061,000	1,004,282	2,322
					$2,918,167

Futures Contracts

Number of Contracts	Description	Expiration Date	Local Currency	Notional Amount (Local)	Net Unrealized Appreciation (Depreciation) (USD)
Long
115	Amsterdam Index	August 2013	Euro	8,472,050	$40,131
146	CAC 40 Index	August 2013	Euro	5,826,130	225,869
170	IBEX 35 Index	August 2013	Euro	14,285,270	1,009,197
397	BIST 30 Index	August 2013	Turkish Lira	3,531,315	360
29	KOSPI 200 Index	September 2013	South Korean Won	3,601,800,000	158,578
85	NIKKEI 225 Index	September 2013	Japanese Yen	579,275,000	(3,131)
14	ASX SPI 200 Index	September 2013	Australian Dollar	1,753,500	54,203
12	S&P TSX 60 Index	September 2013	Canadian Dollar	1,711,440	34,734
475	EURO STOXX 50 Index	September 2013	Euro	13,091,000	599,140

See accompanying Notes to Portfolio of Investments.

William Blair Macro Allocation Fund

Portfolio of Investments, July 31, 2013 (unaudited)

Futures Contracts—(continued)

Number of Contracts	Description	Expiration Date	Local Currency	Notional Amount (Local)	Net Unrealized Appreciation (Depreciation) (USD)
Long (continued)
102	FTSE 100 Index	September 2013	British Pound Sterling	6,694,770	361,735
132	FTSE MIB Index	September 2013	Euro	10,893,300	170,901
					$2,651,717
Short
124	German Euro Bund*	September 2013	Euro	17,653,880	$91,022
131	Swiss Government Bond	September 2013	Swiss Franc	19,287,130	300,621
69	10YR JGB Mini	September 2013	Japanese Yen	990,840,000	(66,006)
61	TOPIX Index	September 2013	Japanese Yen	686,555,000	15,727
337	10YR US Treasury Notes*	September 2013	United States Dollar	42,609,437	1,037,638
132	FTSE 40 Index	September 2013	South African Rand	48,383,280	(63,740)
15	DAX Index	September 2013	Euro	3,093,563	(115,312)
19	S&P 500 E Mini Index	September 2013	United States Dollar	1,596,475	(45,626)
136	5YR US Treasury Notes*	September 2013	United States Dollar	16,505,937	155,323
					$1,309,647

*	Exposure to Futures Contract is achieved through the use of a swap contract with Credit Suisse.

Swaps

Reference Entity	Floating Rate	Pay/Receive Floating Rate	Expiration Date	Counterparty	Currency	Notional Amount	Unrealized Appreciation (Depreciation)
Credit Suisse Custom Equity Index (U.S. ETF)	1 Month LIBOR minus 45 bps	Receive	7/7/14	Credit Suisse International	United States Dollar	(2,443,558)	(91,106)
Credit Suisse Custom Equity Index (Japanese Equities)	1 Month LIBOR JPY plus 20 bps	Pay	10/22/13	Credit Suisse International	Japanese Yen	405,092,835	(244,669)
Credit Suisse Variance Swap (S&P 500 Index)	N/A	N/A	12/9/14	Credit Suisse International	United States Dollar	(2,577,050)	84,265
Credit Suisse Custom Equity Index (U.S. Equities)	1 Month LIBOR plus 45 bps	Pay	7/7/14	Credit Suisse International	United States Dollar	2,469,110	120,737
Credit Suisse Custom Equity Index (U.S. ETF)	1 Month LIBOR minus 35 bps	Receive	3/28/14	Credit Suisse International	United States Dollar	(2,107,919)	(239,082)
Credit Suisse Custom Equity Index (U.S. Equities)	1 Month LIBOR plus 45 bps	Pay	3/28/14	Credit Suisse International	United States Dollar	1,856,933	65,534

See accompanying Notes to Portfolio of Investments.

William Blair Macro Allocation Fund

Portfolio of Investments, July 31, 2013 (unaudited)

Total Return Swaps (continued)

Reference Entity	Floating Rate	Pay/Receive Floating Rate	Expiration Date	Counterparty	Currency	Notional Amount	Unrealized Appreciation (Depreciation)
Credit Suisse Custom Equity Index (U.S. Equities)	1 Month LIBOR plus 65 bps	Pay	2/11/14	Credit Suisse International	United States Dollar	2,745,309	222,833
Credit Suisse Custom Equity Index (U.S. ETF)	1 Month LIBOR minus 20 bps	Receive	2/11/14	Credit Suisse International	United States Dollar	(3,107,809)	(516,936)
							$(598,424)

See accompanying Notes to Portfolio of Investments.

William Blair Commodity Strategy Long/Short Fund

Consolidated Portfolio of Investments, July 31, 2013 (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value
U.S. Government and U.S. Government Agency—70.8%
Federal National Mortgage Association (FNMA)—53.3%
#705741, 5.000%, due 6/1/18		$91,507	$97,596
#751313, 5.000%, due 3/1/19		144,487	156,398
#889670, 5.500%, due 6/1/23		125,067	138,080
#AC3674, 4.500%, due 10/1/24		1,030,474	1,124,605
#932095, 4.000%, due 11/1/24		234,799	252,991
#AC5124, 4.000%, due 11/1/24		521,031	563,007
#AC0596, 4.000%, due 12/1/24		368,157	398,101
#AC6257, 4.000%, due 12/1/24		492,799	532,312
#932629, 4.000%, due 3/1/25		86,101	92,797
#AL2851, 4.000%, due 8/1/26		305,901	331,514
#AK0498, 3.500%, due 1/1/27		509,346	538,095
#AO0627, 3.500%, due 5/1/27		1,632,451	1,724,386
#AP0446, 3.500%, due 7/1/27		412,125	435,367
#AL2590, 4.000%, due 7/1/27		532,525	577,179
#AA7611, 5.000%, due 5/1/39		114,583	126,859
#932638, 5.000%, due 3/1/40		335,507	368,642
#AD7531, 5.500%, due 6/1/40		353,786	396,606
Total FNMA Mortgage Obligations			7,854,535
Federal Home Loan Mortgage Corp. (FHLMC)—13.8%
#G11697, 5.500%, due 4/1/20		167,493	180,427
#G13124, 6.000%, due 12/1/22		194,412	212,199
#J16051, 4.500%, due 7/1/26		319,446	343,783
#J19032, 3.500%, due 5/1/27		472,914	498,822
#G04053, 5.500%, due 3/1/38		157,945	175,784
#G06964, 5.500%, due 11/1/38		337,279	381,677
#G05723, 6.500%, due 11/1/38		212,036	237,555
Total FHLMC Mortgage Obligations			2,030,247
U.S. Treasury Inflation Indexed Notes/Bonds—3.7%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17		300,313	334,802
U.S. Treasury Inflation Indexed Note, 1.625%, due 1/15/18		194,576	214,474
Total U.S. Treasury Inflation Indexed Notes/Bonds			549,276
Total U.S. Government and U.S. Government Agency—70.8% (cost $10,571,195)			10,434,058
Asset-Backed Securities—8.3%
CNH Equipment Trust, 2010-C, Tranche A3, 1.170%, 5/15/15	AAA	9,986	9,989
Harley-Davidson Motorcycle Trust, 2011-2, Tranche A2, 0.710%, 5/15/15	Aaa	3,310	3,311
GE Dealer Floorplan Master Note Trust, 2012-1, Tranche A, 0.762%, 2/20/17, VRN	Aaa	100,000	100,447

See accompanying Notes to Portfolio of Investments.

William Blair Commodity Strategy Long/Short Fund

Consolidated Portfolio of Investments, July 31, 2013 (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value
Asset-Backed Securities—(continued)
Capital One Multi-Asset Execution Trust, 2004-A4, Tranche A4, 0.411%, 3/15/17, VRN	AAA	$125,000	$124,941
Bank of America Credit Card Trust, 2007-A15, Tranche A15, 0.541%, 4/17/17, VRN	AAA	125,000	125,082
Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.392%, 5/22/17, VRN	AAA	200,000	203,712
Hertz Vehicle Financing LLC—144A, 2013-1A, Tranche B1, 1.860%, 8/25/17	Baa1	150,000	148,369
Citibank Credit Card Issuance Trust, 2006-A8, 0.308%, 12/17/18, VRN	AAA	200,000	198,520
SLM Student Loan Trust, 2008-5, Tranche A4, 1.966%, 7/25/23, VRN	Aaa	300,000	315,399
Total Asset-Backed Securities—8.3% (cost $1,236,295)			1,229,770
Corporate Obligations—12.0%
JPMorgan Chase & Co., 1.065%, due 1/24/14, VRN	A+	200,000	200,732
Citigroup, Inc., 2.650%, due 3/2/15	A	200,000	204,230
The Goldman Sachs Group, Inc., 3.300%, due 5/3/15	A	200,000	206,808
American Express Credit Corporation, 2.750%, due 9/15/15	A+	250,000	259,601
Royal Bank of Scotland Group, PLC, 2.550%, due 9/18/15	A	100,000	102,079
Capital One Financial Corporation, 1.000%, due 11/6/15	A-	200,000	198,632
Morgan Stanley, 1.523%, due 2/25/16, VRN	A	200,000	201,107
Bank of America Corporation, 1.093%, due 3/22/16, VRN	A	100,000	99,924
Credit Agricole S.A.—144A, 1.428%, due 4/15/16, VRN	A	200,000	201,117
Petrobras Global Finance BV, 1.894%, due 5/20/16, VRN	A3	100,000	98,750
Total Corporate Obligations—12.0% (cost $1,757,753)			1,772,980
Total Long-Term Investments—91.1% (cost $13,565,243)			13,436,808
Short-Term Investments—12.6%
Time Deposit—6.1%
State Street Euro Dollar Time Deposit, 0.010%, due 8/1/13		904,528	904,528

See accompanying Notes to Portfolio of Investments.

William Blair Commodity Strategy Long/Short Fund

Consolidated Portfolio of Investments, July 31, 2013 (unaudited)

Issuer	Principal Amount	Value
Money Market Fund—3.4%
SSgA Prime Money Market Fund (a)	$500,000	$500,000
Repurchase Agreement—3.1%
Fixed Income Clearing Corporation, 0.010% dated 7/31/13, due 8/1/13, repurchase price $455,084 collateralized by U.S. Treasury Note, 0.750%, due 3/31/18	455,084	455,084
Total Short-Term Investments—12.6% (cost $1,859,612)		1,859,612
Total Investments—103.7% (cost $15,424,855)		15,296,420
Unrealized appreciation (depreciation) on swap contract—(3.4)%		(507,330)
Liabilities, plus cash and other assets—(0.3)%		(42,174)
Net assets—100.0%		$14,746,916
Total Return Swap

Reference Entity	Effective/ Expiration Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
William Blair Commodity Strategy Long-Short Mutual Fund Index	4/26/17	Deutsche Bank AG, London Branch	21,792,016	(507,330)

(a) Security, or portion of security, is segregated as collateral for the total return swap aggregating a total value of $500,000.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Portfolio of Investments.

Notes to Portfolio of Investments

(1) Organization

The William Blair Macro Allocation Fund (“MAF” or “Macro Allocation”) and the William Blair Commodity Strategy Long/Short Fund (“CLS” or “Commodity Strategy Long/Short”) are separate Funds (together the “Funds”) within the William Blair Funds (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. For each Fund, the number of shares authorized is unlimited.

(a) Share Classes

Three different classes of shares are currently available: N, I and Institutional. There are currently no assets in the Institutional Share Class. Below is a brief description of the Class N shares and the Class I shares covered by this report:

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee of 0.25%, a Shareholder Administration fee of 0.15% and may have a Sub-transfer agent fee that is not a fixed rate and may vary by Fund and class.

Class I shares are offered to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a Shareholder Administration fee of 0.15% and may have a Sub-transfer agent fee that is not a fixed rate and may vary by Fund and class.

(b) Fund Objective and Description

Macro Allocation Fund

MAF’s objective is to maximize long-term risk-adjusted total return.

In pursuing its investment objective, MAF employs a dynamic global macro asset allocation strategy. This strategy attempts to exploit periodic market inefficiencies by taking long and short positions in various asset classes (e.g., equity and fixed income) and currencies with a view to profit from movements across and within such asset classes and currencies. MAF uses a top-down approach that focuses on general price movements in various asset classes and currencies rather than the performance of individual company securities. MAF’s macro asset allocation strategy is based primarily on the fundamental investment valuations of asset classes and currencies. The goal is to identify and exploit periodic discrepancies between fundamental values and market prices. These perceived value/price discrepancies are the foundation of the MAF’s portfolio construction. MAF may invest in or seek exposure to a wide range of asset classes including, without limitation, equity and fixed income markets (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign credit, including high yield (junk bonds)), commodities, and real estate, and currencies. MAF has no geographical or other limits on the allocation of its assets among asset classes.

Commodity Strategy Long/Short Fund

CLS’s objective is to seek long-term risk-adjusted total return.

CLS’s investment strategies seeks to provide broad exposure to commodities, provide attractive risk-adjusted returns with low correlations to traditional asset classes, maintain the inflation protection of commodities investing and profit in both up and down commodity markets. CLS seeks to provide exposure to the commodity trading strategies of independent commodity trading advisors (“CTAs”) selected by William Blair & Company, L.L.C., (the “Advisor”) currently through derivative instruments (instruments whose values are based on, for example, indices, currencies or securities), and invests in fixed-income securities. CLS’s commodity investments include derivative instruments that provide exposure to trading strategies of CTAs selected by the Advisor and/or by investing in limited liability companies, limited partnerships, corporations or other pooled vehicles (“Underlying Vehicles”) managed by such CTAs. The Advisor currently seeks exposure to CTA trading strategies through a total return swap (the “Swap”), with Deutsche Bank AG, London Branch (“Deutsche Bank”) as the counterparty. The Swap, which is a type of derivative instrument, is based on a customized index (the “Index”) designed to replicate the aggregate returns of the trading strategies of CTAs selected by the Advisor. The swap currently has exposure to eight different CTAs which can be broadly placed into three different trading strategies. Systematic strategies which utilize quantitative systems to exploit trending behavior of futures markets over various time frames and may include some counter trend and mean reversion aspects. Fundamental strategies conduct deep research into fundamental supply and demand factors that drive futures markets and use specialized models, data sources and other tools to construct expectations of fundamental values. Specialist strategies employ specialized knowledge, research and analysis systems to seek value from niche markets. As of July 31, 2013, the swap was made up of 54.2% Systematic strategies, 9.2% Fundamental strategies and 36.6% Specialist strategies.

The Swap is based on a notional amount agreed to by the Advisor and Deutsche Bank. The notional amount of the Swap may be adjusted from time to time and may exceed the net assets of the fund. The Advisor may add or remove CTAs from the Index or increase or decrease the weighting given to a CTA included in the Index. The Swap will expire on April 26, 2017, but may be terminated by the Fund on one day’s notice to Deutsche Bank.

As of July 31, 2013, the Swap value reflects the current cost of the fees of Deutsche Bank and the fixed fees of the CTAs together aggregating no more than 1.80% of the notional allocations to the CTAs included in the Index and may include a deduction for the performance fees of the individual CTAs in an amount not to exceed 20%. The deduction for performance fees in the Index will be based on the performance results of each individual CTA’s trading strategy represented in the Index. Accordingly, a performance fee for one or more CTA trading strategies represented in the Index may be deducted in calculating the Index even if the aggregate returns of the trading strategies of the CTAs are negative. To the extent the aggregate notional allocations to the CTAs included in the Index exceed the net assets of the Fund, the deduction from the Index for the fees of Deutsche Bank and the fixed fees of the CTAs will be greater as a percentage of the Fund’s net assets than the deduction would be if the aggregate notional allocations to the CTAs included in the Index were equal to or less than the net assets of the Fund. Fees are accrued daily within the Swap and deducted from the Swap value quarterly.

As of August 6, 2013, Deutsche Bank has removed the fee caps on the CTAs, and manager fees, range from 1.50% to 2.50% and performance fees range from 0% to 25%.

(2) Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Basis for Consolidation for Commodity Strategy Long/Short Fund

CLS’s investments in the Swap are made through William Blair CLS Ltd., a wholly-owned subsidiary of CLS organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary acts as an investment vehicle for CLS in order to effect certain investments for the Fund consistent with CLS’s investment objectives and policies as specified in its Prospectus and Statement of Additional Information. CLS’s Portfolio of Investments has been consolidated and includes the portfolio holdings of CLS and the Subsidiary. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. Investments held within the Subsidiary are used to meet collateral requirements of the Swap and are invested in a money market fund. Under normal conditions, CLS will have an investment in the Subsidiary equal to 5% to 20% of the net assets of CLS.

(b) Income Taxes

The cost of investments for federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation (depreciation) at July 31, 2013, were as follows:

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Macro Allocation Fund	$183,084,941	$4,243,119	$2,204,195	$2,038,924
Commodity Strategy Long-Short Fund	15,425,000	17,602	146,037	(128,435)

(c) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(3) Valuation

(a) Investment Valuation

The market value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, the mean between the last reported bid and ask prices.

Investments in mutual funds which are not traded on an exchange are valued at their respective net asset value per share.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the latest bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the latest bid and ask prices).

Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

The total return swaps in the Macro Allocation Fund are valued by an independent pricing service using simulation pricing models. These models will value the underlying basket of exchange-traded equity securities within the total return swap based on readily observable market prices.

CLS’ shares of the Subsidiary are valued at the net asset value per share of the Subsidiary, which is calculated using the same valuation procedures as CLS. For CLS, the Subsidiary’s investment in the Swap is fair valued based on the calculation of the Index by the counterparty. The counterparty calculates the Index each index business day at the close of business in London, which is typically 11:00 AM Eastern Time. The Advisor performs certain daily tests of the Swap value in order to test the reasonableness of the counterparty’s valuation. In determining the fair value of the Swap, the Advisor, under procedures approved by the Board of Trustees, will consider whether there have been significant events that have occurred from the close of business in London when the Swap is valued and the time that the Fund calculates its NAV.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b) Fair Valuation Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment) unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the tables below with the reasons for the transfers disclosed in a note to the tables, if applicable.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows.

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions, for which the last quoted asked price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Asset-Backed Securities

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term Investments

Short-term investments having a maturity of 60 days or less at the time of purchase are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and Futures contracts, that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward foreign currency contracts, swap and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swaps and option contracts. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

CLS Swap Contract

The Swap held by the Subsidiary of CLS is fair valued based on the calculation of the Index by the counterparty, Deutsche Bank. The Swap is not a listed security nor does it actively trade. The fair value is based on inputs which are not readily observable in the market place, primarily of which are the underlying baskets of commodity pools on which the Swap is derived. The Swap also includes fees from various parties including the exchanges on which the underlying commodity contracts are traded, management and performance fees from the underlying CTAs and counterparty fees. The Swap is categorized within Level 3 of the fair value hierarchy.

As of July 31, 2013, the hierarchical input levels of securities in each Portfolio, segregated by security class, are as follows:

Investments in Securities	Macro Allocation	Commodity Strategy Long/Short
Assets
Level 1—Quoted Prices
Common Stock	$1,034,387	—
Exchange-Traded Funds	136,321,165	—
Purchased Options	1,954,883	—
Level 2—Other Significant Observable Inputs
Government Securities	18,884,092	10,434,058
Asset-Backed Securities	—	1,229,770
Corporate Obligations	—	1,772,980
Short-term Investments	26,929,338	1,859,612
Liabilities
Level 1—Quoted Prices
Exchange-Traded Funds	(11,623,440)	—
Total Investments in Securities	$173,500,425	$15,296,420

Other Financial Instruments	Macro Allocation	Commodity Strategy Long/Short
Assets
Level 1—Quoted Prices
Futures Contracts	$2,677,381
Level 2—Other Significant Observable Inputs
Futures Contracts	1,283,983	—
Liabilities
Level 2—Other Significant Observable Inputs
Forward Foreign Currency Contracts	(1,205,929)	—
Swaps	(598,424)	—
Level 3—Significant Unobservable Inputs
Total Return Swap	—	(507,330)
Total Other Financial Instruments	$2,157,011	$(507,330)

The following is a reconciliation of Level 3 securities in the Commodity Strategy Long/Short Fund for which significant unobservable inputs were used to determine fair value:

	Market Value 10/31/2012	Notional Increase	Notional Decrease	Change in Unrealized Depreciation	Market Value 7/31/2013
Total Return Swap	$(215,187)	$12,432,343	$(3,142,491)	$(292,143)	$(507,330)

Significant unobservable inputs for the Swap consist primarily of the performance of the underlying CTAs. For the period ending July 31, 2013, the underlying CTA performance ranged from -9.03% for the lowest performing CTA and 23.21% for the highest performing CTA. The swap value will increase or decrease generally in proportion to the weighted average performance of the CTAs.

(4) Short Sales

A Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss unlimited in size, will be recognized upon the termination of the short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(5) Financial Derivative Instruments

The Funds may use derivative instruments to obtain investment exposures, to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus.

Derivative transactions carry counterparty risk as they are based on contracts between the Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract. The Funds seek to reduce counterparty risk in respect of OTC derivatives contracts by only transacting with high credit-standing counterparties and by regularly monitoring its exposure to counterparties.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

Options

The purchase or sale of an option by the Funds involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency exchange contracts. When entering into a forward currency contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Funds’ net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security and currency exchange rate swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

CLS will gain exposure to the commodities market by investing in a total return swap with Deutsche Bank. The Fund’s returns will be reduced or its losses will be increased by the costs associated with the Swap, which are the fees deducted by the counterparty in the calculation of the Index. In addition, there is the risk that the Swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the Swap were to terminate, the Fund may be unable to implement its investment strategies with respect to commodities investments and the Fund may not be able to seek to achieve its investment objective.

For the CLS Swap no price is paid upon entering into the arrangement nor is any initial margin required to be posted. In the event of depreciation, the Fund is required to deposit in a segregated account with its custodian an amount equal to the unrealized losses.

Item 2. Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WILLIAM BLAIR FUNDS

By:	/s/ Michelle R. Seitz
Michelle R. Seitz President

Date: September 25, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michelle R. Seitz
Michelle R. Seitz President (Principal Executive Officer)

Date: September 25, 2013

By:	/s/ Colette M. Garavalia
Colette M. Garavalia
Treasurer (Principal Financial Officer)

Date: September 25, 2013